UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 21, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

NextEra Energy Partners, LP (NEP) is a growth-oriented limited partnership formed by NextEra Energy, Inc. (NEE) to acquire, manage and own contracted clean energy projects with stable long-term cash flows. During the six months ended June 30, 2015, subsidiaries of NEP completed the acquisitions of the following assets from subsidiaries of NEE:

•
On January 9, 2015, Palo Duro Wind Portfolio, LLC, an indirect subsidiary of NEP, completed the acquisition of 100% of the Class A membership interests of Palo Duro Wind Project Holdings, LLC, which indirectly owns the Palo Duro wind facility, an approximately 250 megawatt (MW) wind power electric generating facility located in Hansford and Ochiltree Counties, Texas.

•
On February 27, 2015, Shafter Solar Holdings, LLC, an indirect subsidiary of NEP, completed the acquisition of 100% of the membership interests of Shafter Solar, LLC, which owns the development rights and facilities under construction at the acquisition date of a 20 MW solar power electric generating facility located in Shafter, California.

•
Through a series of transactions beginning on April 28, 2015, NextEra Energy Partners Solar Acquisitions, LLC, an indirect subsidiary of NEP, completed the acquisition of 50% non-controlling ownership interests in McCoy Solar, LLC, Adelanto Solar, LLC and Adelanto Solar II, LLC, three solar power electric generating facilities in California expected to have a total generating capacity of 277 MW when fully constructed.

•	On May 12, 2015, NextEra Energy Partners Acquisitions, LLC, an indirect subsidiary of NEP, completed the acquisition of 100% of the membership interests of each of the following:

▪	Ashtabula Wind III, LLC, a project company that owns an approximately 62 MW wind power electric generating facility located in Barnes County, North Dakota;

▪
Baldwin Wind Holdings, LLC, which owns 100% of the membership interests of Baldwin Wind, LLC, a project company that owns an approximately 102 MW wind power electric generating facility located in Burleigh County, North Dakota;

▪
Mammoth Plains Wind Project Holdings, LLC, which owns 100% of the Class A membership interests of Mammoth Plains Wind Project, LLC, a project company that owns an approximately 199 MW wind power electric generating facility located in Dewey and Blaine Counties, Oklahoma; and

▪
FPL Energy Stateline Holdings, L.L.C., which owns 100% of the membership interests of FPL Energy Vansycle L.L.C., a project company that owns a 300 MW wind power electric generating facility located in Umatilla County, Oregon and Walla Walla County, Washington.

These acquisitions are collectively referred to as the acquired assets. The acquired assets were previously owned by indirect subsidiaries of NEE and, as such, the acquisitions are considered a transfer of assets between entities under common control, which required them to be accounted for as if the transfers occurred since the inception of common control, with prior periods retrospectively adjusted to furnish comparative information. Accordingly, NEP is filing this Current Report on Form 8-K to reflect the historical results and financial position of the acquired assets prior to their respective acquisition dates for all periods presented in NEP's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 20, 2015, as amended (2014 Form 10-K).

The following items from NEP's 2014 Form 10-K, updated to reflect the effects of treating the acquired assets as a combination of businesses under common control, are included herein as Exhibit 99:

•	Item 6: Selected Financial Data;

•
Item 7: Management's Discussion and Analysis of Financial Condition and Results of Operations - Overview, Results of Operations, Liquidity and Capital Resources and Quantitative and Qualitative Disclosures about Market Risk; and

•	Item 8: Financial Statements and Supplementary Data.

The updated portions of the 2014 Form 10-K described above are attached as Exhibit 99 hereto. Other than the items listed above, NEP is not otherwise updating any other portion of its 2014 Form 10-K. This Current Report on Form 8-K should be read in conjunction with NEP's 2014 Form 10-K and its other SEC filings under the Securities Exchange Act of 1934, as amended, as updated in part by NEP's Current Report on Form 8-K filed on July 2, 2015.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99
Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations - Overview, Results of Operations, Liquidity and Capital Resources, and Quantitative and Qualitative Disclosures about Market Risk and Financial Statements and Supplementary Data

101.INS	XBRL Instance Document
101.SCH	XBRL Schema Document
101.PRE	XBRL Presentation Linkbase Document
101.CAL	XBRL Calculation Linkbase Document
101.LAB	XBRL Label Linkbase Document
101.DEF	XBRL Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 21, 2015

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

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